EXHIBIT 99.1

NOVATEL WIRELESS ANNOUNCES FIRST QUARTER 2009 FINANCIAL RESULTS

SAN DIEGO, CA — May 7, 2009 — Novatel Wireless, Inc. (Nasdaq: NVTL), a leading provider of wireless broadband access solutions, today reported financial results for the first quarter ended March 31, 2009.

	First Qtr ‘09	First Qtr ‘08	Fourth Qtr ‘08
Revenues	$70.4M	$87.8M	$65.1M
GAAP Net Income (Loss)	($2.5M)	$1.8M	($3.0M)
GAAP EPS	($0.08)	$0.06	($0.10)
Non-GAAP Net Income (Loss)	($1.1M)	$3.3M	($1.8M)
Non-GAAP EPS	($0.04)	$0.10	($0.06)

“We are pleased to report first quarter revenues and bottom line results that were at the high end of our guidance,” said Peter Leparulo, chairman and chief executive officer of Novatel Wireless. “Our revenue performance was driven by increased demand for our embedded products, specifically a large increase in orders from a content delivery customer, which we expect to continue into the second quarter. As expected, USB modem sales, especially in Europe were down, reflecting increased competition in a tougher global economy.”

“Based on current order flow, we expect demand to increase in North America for USB products in the second quarter, and we believe that our new next generation product introductions will begin to have a positive impact in upcoming quarters. Additionally, both Verizon Wireless and Telefonica Spain announced their launch of our innovative family of MiFi™ products today, and we expect one additional North American carrier launch during the second quarter. MiFi is the industry’s first Intelligent Mobile Hotspot, a new category of mobile broadband that creates a personal cloud of high-speed Internet connectivity that can be easily shared between multiple users and Wi-Fi devices,” Mr. Leparulo continued.

Novatel Wireless Announces First Quarter 2009 Results	Page 2 of 6

“First quarter gross margins rebounded significantly to approximately 23% from 12% reported in the fourth quarter of 2008,” stated Ken Leddon, chief financial officer of Novatel Wireless. “Our operational results also improved as we turned both EBITDA and free cash flow positive in the first quarter. Moving forward, we plan to continue to invest in our future product development, but expect expenses to decrease as a percentage of sales over the longer term.”

Recent Highlights

•	Awarded 2009 CTIA E-Tech Award for MiFi Intelligent Mobile Hotspot
•	Launched Ovation MC935D USB data modem in Europe
•	Received PC Magazine’s Editors’ Choice Award for Ovation MC760
•	Demonstrated next generation HSPA+ technology and announced Ovation MC996D
•	Launched Expedite E970D and E960D HSPA embedded modules
•	Introduced Ovation MC995 USB modem
•	Named “Gear of the Year” by PCWorld for MiFi Intelligent Mobile Hotspot

Second Quarter 2009 Business Outlook

The following statements are forward-looking and actual results may differ materially. Please see the section titled, “Cautionary Note Regarding Forward-Looking Statements” at the end of this press release. A more detailed description of these risk factors is included in the reports filed by the Company with the Securities and Exchange Commission (SEC).

The following table summarizes the Company’s financial guidance for the second quarter of 2009, which is based on the Company’s current business outlook as of the date of this press release.

Second Quarter 2009
Revenue (in millions)	$75 - $80

GAAP Net (Loss) Per Share, Diluted	$(0.04) -$(0.01)

Gross Margin	23%-25%

Adjustment:
Stock-based compensation expense, net of income taxes	$0.04

Non-GAAP Net Income Per Share, Diluted	$0.00 – $0.03

Novatel Wireless Announces First Quarter 2009 Results	Page 3 of 6

Conference Call Information

The Company will host a conference call and live webcast for analysts and investors at 5:00 p.m. EST on Thursday, May 7, 2009. During the call, management will discuss the Company’s results for the first quarter ended March 31, 2009 and the outlook for the second quarter of 2009. Parties in the United States and Canada may call 877-941-1427 to access the conference call. International parties can access the call at 480-629-9664.

Novatel Wireless will offer a live webcast of the conference call, which will include forward-looking information. The webcast will be accessible from the “Investor Relations” section of the Company’s website at www.novatelwireless.com. The webcast will be archived for a period of 30 days. A telephonic replay of the conference call will also be available for two days beginning two hours after the call. To hear the replay, parties in the United States and Canada should call 800-406-7325 and enter pass code 4060542. International parties should call 303-590-3030 and enter pass code 4060542.

About Novatel Wireless

Novatel Wireless, Inc. is a leader in the design and development of innovative wireless broadband access solutions based on 3G and 4G WCDMA (HSPA & UMTS), CDMA and GSM technologies. Novatel Wireless’ USB modems, embedded modules, Intelligent Mobile Hotspot products and software enable high-speed wireless Internet access on leading wireless data networks. The Company delivers specialized wireless solutions to carriers, distributors, OEMs and vertical markets worldwide. Headquartered in San Diego, California, Novatel Wireless is listed on NASDAQ: NVTL. For more information please visit www.novatelwireless.com. (NVTLE)

Cautionary Note Regarding Forward-Looking Statements

Some of the information presented in this release constitutes forward-looking statements based on management’s current expectations, assumptions, estimates and projections. In this context, forward-looking statements often address expected future business and financial performance and often contain words such as “may,” “estimate,” “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will” and similar words and phrases indicating future results. The information presented in this release related to our financial results for the first quarter ended March 31, 2009 and our outlook for the second quarter of 2009 are forward-looking. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. The Company therefore cannot guarantee future results, performance or achievements. Actual results could differ materially from the Company’s expectations.

Factors that could cause actual results to differ materially from Novatel Wireless’ expectations are set forth as risk factors in the Company’s SEC reports and filings and include (1) the future demand for wireless broadband access to data, (2) the growth of wireless wide-area networking, (3) changes in commercially adopted wireless transmission standards and technologies including 3G standards, (4) continued acceptance of the Company’s current products and market demand

Novatel Wireless Announces First Quarter 2009 Results	Page 4 of 6

for the Company’s anticipated new product offerings in 2009, (5) increased competition and pricing pressure from current or new wireless market participants, (6) dependence on third party manufacturers in Asia and key component suppliers worldwide, (7) unexpected liabilities or expenses, (8) the Company’s ability to introduce new products in a timely manner, (9) litigation, regulatory and IP developments related to our products or component parts of our products, (10) the outcome of pending or future litigation, including the current class action securities litigation, (11) the impact of the current global credit crisis on the value and liquidity of the securities in our investment portfolio, (12) dependence on a small number of customers, (13) the effect of changes in accounting standards and in aspects of our critical accounting policies and (14) the Company’s plans and expectations relating to strategic relationships, international expansion, software and hardware developments, personnel matters and cost containment initiatives.

These factors, as well as other factors described in the reports filed by the Company with the SEC (available at www.sec.gov), could cause actual results to differ materially. Novatel Wireless assumes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as otherwise required pursuant to applicable law and our on-going reporting obligations under the Securities Exchange Act of 1934, as amended.

Non-GAAP Financial Measures

Novatel Wireless has provided in this release financial information that has not been prepared in accordance with GAAP. Non-GAAP net income and diluted earnings per share exclude stock-based compensation expenses, net of income taxes. Non-GAAP net income and diluted earnings per share assume a tax rate which management believes reflects its long-term effective tax rate. Novatel Wireless uses these non-GAAP financial measures internally in analyzing its financial results and making operating decisions and believes they are useful to investors, as a supplement to GAAP measures, in evaluating ongoing operating results and trends and in comparing its financial measures with other companies in Novatel Wireless’ industry, many of which present similar non-GAAP financial measures to investors.

Non-GAAP net income and diluted earnings per share are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. These non-GAAP financial measures are not intended to be used in isolation and, moreover, they should not be considered as a substitute for net income and diluted earnings per share or any other performance measure determined in accordance with GAAP. We present non-GAAP net income and diluted earnings per share because we consider each to be an important supplemental measure of our performance.

Management uses these non-GAAP financial measures to make operational decisions, evaluate the Company’s performance, prepare forecasts and determine compensation. Further, management believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing the Company’s performance when planning, forecasting and analyzing future periods. The stock-based compensation expenses are expected to vary depending on the number of new grants issued to both current and new employees, and changes in the Company’s stock price, stock market volatility, expected option life and risk-free interest rates, all of which are difficult to estimate. In calculating non-GAAP net income and diluted earnings per share, management excludes stock-based compensation expenses to facilitate comparability of the Company’s operating performance on a period-to-period basis because such expenses are not, in management’s review, related to the Company’s ongoing operating performance. Management uses this view of its operating performance for purposes of comparison with its business plan and individual operating budgets and allocation of resources.

Novatel Wireless Announces First Quarter 2009 Results	Page 5 of 6

We further believe that these non-GAAP financial measures are useful to investors in providing greater transparency to the information used by management in its operational decision making. We believe that the use of non-GAAP net income and diluted earnings per share also facilitates a comparison of Novatel Wireless’s underlying operating performance with that of other companies in our industry, which use similar non-GAAP financial measures to supplement their GAAP results.

Calculating non-GAAP net income and diluted earnings per share have limitations as an analytical tool, and you should not consider these measures in isolation or as substitutes for GAAP net income and diluted earnings per share. In the future, we expect to continue to incur expenses similar to the non-GAAP adjustments described above, and exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent or non-recurring. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. Some of the limitations in relying on non-GAAP net income and diluted earnings per share are:

•	Other companies, including other companies in our industry, may calculate non-GAAP net income and diluted earnings per share differently than we do, limiting their usefulness as a comparative tool.

•

The Company’s income tax expense will be ultimately based on its GAAP taxable income and actual tax rates in effect, which may differ significantly from the effective tax rate used in our non-GAAP financial measures.

In addition, the adjustments to our GAAP financial measures reflect the exclusion of stock-based compensation expenses that are recurring and will be reflected in the Company’s financial results for the foreseeable future. The Company compensates for these limitations by providing specific information regarding the GAAP amount excluded from the non-GAAP financial measures. The Company further compensates for the limitations of our use of non-GAAP financial measures by presenting comparable GAAP measures more prominently. The Company evaluates the non-GAAP financial measures together with the most directly comparable GAAP financial measures.

Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this press release with our GAAP net income and diluted earnings per share. For more information, see the consolidated statements of operations and the “Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income” contained in this press release.

©2009 Novatel Wireless. All rights reserved. The Novatel Wireless logo, Merlin, Expedite, MobiLink, Ovation, Conversa and MiFi are trademarks of Novatel Wireless, Inc. Other product or service names mentioned herein are the trademarks of their respective owners.

Novatel Wireless Announces First Quarter 2009 Results	Page 6 of 6

For more information, contact:

Julie Cunningham

Vice President, IR & Communications

(858) 431-3711

ir@nvtl.com

or

Mike Bishop

The Blueshirt Group

(415) 217-4968

mike@blueshirtgroup.com

NOVATEL WIRELESS, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands)

	As of
	March 31, 2009	December 31, 2008
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$51,637	$77,733
Marketable securities	66,581	58,536
Accounts receivable, net	57,361	40,072
Inventories	27,184	23,229
Deferred tax assets, net	7,613	7,513
Prepaid expenses and other	9,746	9,923

Total current assets	220,122	217,006
Property and equipment, net	19,004	20,225
Marketable securities	14,911	6,962
Intangible assets, net	1,334	1,860
Deferred tax assets, net	13,818	14,402
Other assets	276	276

	$269,465	$260,731

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$34,063	$23,225
Accrued expenses	20,010	20,628

Total current liabilities	54,073	43,853
Capital lease obligations, long-term	252	269
Other long-term liabilities	18,805	18,647

Total liabilities	73,130	62,769

Stockholders’ equity:
Common stock	30	30
Additional paid-in capital	408,121	407,252
Accumulated other comprehensive income	29	62
Accumulated deficit	(186,845)	(184,382)

	221,335	222,962
Treasury stock at cost	(25,000)	(25,000)

Total stockholders’ equity	196,335	197,962

	$269,465	$260,731

NOVATEL WIRELESS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended March 31,
	2009	2008
Revenue	$70,393	$87,830
Cost of revenue	54,337	66,119

Gross margin	16,056	21,711

Operating costs and expenses:
Research and development	11,003	9,164
Sales and marketing	4,505	5,476
General and administrative	4,468	5,366

Total operating costs and expenses	19,976	20,006

Operating income (loss)	(3,920)	1,705
Other income (expense):
Interest income and expense, net	481	1,503
Other income (expense), net	(84)	546

Income (loss) before income taxes	(3,523)	3,754
Provision (benefit) for income taxes	(1,060)	1,921

Net income (loss)	$(2,463)	$1,833

Per share data:
Net income (loss) per share:
Basic	$(0.08)	$0.06
Diluted	$(0.08)	$0.06
Weighted average shares used in computation of net income (loss) per share:
Basic	30,387	32,541
Diluted	30,387	32,828

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)

Three Months Ended March 31, 2009

(in thousands, except per share data)

(unaudited)

	GAAP	Adjustments (a)	Non-GAAP
Revenue	$70,393	$—	$70,393
Cost of revenue	54,337	(190)	54,147

Gross margin	16,056	190	16,246

Operating costs and expenses:
Research and development	11,003	(640)	10,363
Sales and marketing	4,505	(279)	4,226
General and administrative	4,468	(416)	4,052

Total operating costs and expenses	19,976	(1,335)	18,641

Operating income (loss)	(3,920)	1,525	(2,395)
Other income (expense):
Interest income and expense, net	481	—	481
Other income (expense), net	(84)	—	(84)

Income (loss) before income taxes	(3,523)	1,525	(1,998)
Provision (benefit) for income taxes	(1,060)	198	(862)

Net income (loss)	$(2,463)	$1,327	$(1,136)

Per share data:
Net income (loss) per common share:
Basic	$(0.08)	0.04	$(0.04)
Diluted	$(0.08)	0.04	$(0.04)
Weighted average shares used in computation of net income (loss) per share:
Basic	30,387	30,387	30,387
Diluted	30,387	30,387	30,387

(a)	Adjustments reflect stock-based compensation expense recorded under SFAS 123R, and its effect on income taxes.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)

Three Months Ended March 31, 2009

(in thousands, except per share data)

(unaudited)

	Net income (loss)	Net income (loss) per share, diluted
GAAP	$(2,463)	$(0.08)
Adjustment:
Stock-based compensation expense, net of income taxes	1,327	0.04

Non-GAAP	$(1,136)	$(0.04)

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

Novatel Wireless, Inc.

Reconciliation of GAAP Income (Loss) before Income Taxes to EBITDA and Free Cash Flow

Three Months Ended March 31, 2009

(in thousands)

(unaudited)

Three Months Ended March 31, 2009
Income (loss) before income taxes	$(3,523)
Depreciation and amortization	3,646
Share-based compensation expense	1,525
Other expense (income)	(397)

EBITDA	$1,251
Capital expenditures	(572)

Free cash flow	$679

See “Non -GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.